UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2006
GNC CORPORATION
GENERAL NUTRITION CENTERS, INC.
(Exact names of registrants as specified in their charters)

Delaware	333-116040	72-1575170
Delaware	333-114502	72-1575168
(States of incorporation)	(Commission File Nos.)	(I.R.S. Employer Identification Nos.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)
(412) 288-4600
(Registrants’ telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     See the disclosure under Item 1.02 of this report, which is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     Effective as of April 28, 2006, Alan Schlesinger (“Schlesinger”) resigned as Executive Vice President and Chief Merchandising Officer of GNC Corporation (“GNC”) and its wholly owned subsidiary, General Nutrition Centers, Inc. (“Centers,” and, together with GNC, the “Company”). As a result, the Employment Agreement by and between Centers and Schlesinger dated April 11, 2006 and effective April 17, 2006 (the “Employment Agreement”) was terminated effective as of the same date.
     On May 24, 2006, Centers entered into a Settlement Agreement (the “Settlement Agreement”) with Schlesinger (collectively, the “Parties”), pursuant to which the Parties agreed to settle any and all disputed claims between the Parties and their affiliates. The Settlement Agreement includes a mutual release between the Parties.
     Pursuant to the Settlement Agreement, Schlesinger received from Centers a lump-sum cash severance payment of $175,000. In addition, Centers will reimburse Schlesinger for certain expenses related to his employment with the Company, including reasonable temporary housing expenses, expenses for travel to and from Pittsburgh, Pennsylvania for house shopping purposes, and approved business expenses. The Settlement Agreement provides that Schlesinger’s post-employment obligations to Centers with respect to confidentiality, work product, non-competition, non-solicitation, no statements or disclosure to the Media (as defined in the Employment Agreement), and non-disparagement will remain in effect.
     At the time of Schlesinger’s resignation, none of his previously granted stock options had vested and they immediately expired upon his resignation.
     The description of the Settlement Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this report by reference.
     The principal terms of the Employment Agreement have previously been described in the Current Report on Form 8-K of GNC filed with the SEC on April 17, 2006 (the “April 17 Form 8-K”). The description of the Employment Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which was filed with the SEC as Exhibit 10.1 to the April 17 Form 8-K and is incorporated into this report by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
   (b) See the disclosure under Item 1.02 of this report, which is incorporated in this report by reference.
Item 9.01 Financial Statements and Exhibits
   (c) Exhibits.
10.1     Settlement Agreement, dated as of May 24, 2006, by and between General Nutrition Centers, Inc. and Alan Schlesinger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: May 30, 2006

GNC CORPORATION GENERAL NUTRITION CENTERS, INC. (Registrants)
By:	/s/ Mark L. Weintrub
Mark L. Weintrub
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement, dated as of May 24, 2006, by and between General Nutrition Centers, Inc. and Alan Schlesinger.

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